Exhibit 10.1

SEVENTH AMENDMENT

TO

SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

OF AMERICAN FINANCE OPERATING PARTNERSHIP, L.P.

THIS SEVENTH AMENDMENT TO SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF AMERICAN FINANCE OPERATING PARTNERSHIP, L.P. (this “Amendment”), dated as of January 13, 2021, is entered into by AMERICAN FINANCE TRUST, INC., a Maryland corporation, as general partner (the “General Partner”) of AMERICAN FINANCE OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the “Partnership”), for itself and on behalf of any limited partners of the Partnership. Capitalized terms used but not otherwise defined in this Amendment shall have the meanings given to such terms in the Second Amended and Restated Agreement of Limited Partnership of the Partnership entered into on July 19, 2018 (as now or hereafter amended, restated, modified, supplemented or replaced, the “Partnership Agreement”).

WHEREAS, on March 22, 2019, the General Partner, for itself and on behalf of any limited partners of the Partnership, entered into the Second Amendment to the Partnership Agreement (the “Second Amendment”) to set forth the designations, allocations, preferences, conversion and other special rights, powers and duties of a new series of Partnership Units of the Partnership designated as the “7.50% Series A Cumulative Redeemable Perpetual Preferred Units” (the “Series A Preferred Units”);

WHEREAS, the Series A Preferred Units were created and were initially issued in conjunction with the General Partner’s initial issuance and sale of shares of its 7.50% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share (the “Series A Preferred Stock”), and, as such, the Series A Preferred Units are intended to have designations, preferences and other rights and terms that are substantially the same as those of the Series A Preferred Stock, all such that the economic interests of the Series A Preferred Units and the Series A Preferred Stock are substantially similar;

WHEREAS, through the date hereof, the General Partner has issued and sold 7,873,711 shares of Series A Preferred Stock, and, in connection therewith, the General Partner, pursuant to Section 4.02(b) of the Partnership Agreement, has contributed the net proceeds from the sales to the Partnership in exchange for, and has caused the Partnership to issue to the General Partner, 7,873,711 Series A Preferred Units;

WHEREAS, on December 16, 2020, the General Partner, for itself and on behalf of any limited partners of the Partnership, entered into the Sixth Amendment to the Partnership Agreement (the “Sixth Amendment”) to set forth the designations, allocations, preferences, conversion and other special rights, powers and duties of a new series of Partnership Units designated as the “7.375% Series C Cumulative Redeemable Perpetual Preferred Units” (the “Series C Preferred Units”);

WHEREAS, the Series C Preferred Units were created and were initially issued in conjunction with the General Partner’s initial issuance and sale of shares of its 7.375% Series C Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share (the “Series C Preferred Stock”), and, as such, the Series C Preferred Units are intended to have designations, preferences and other rights and terms that are substantially the same as those of the Series C Preferred Stock, all such that the economic interests of the Series C Preferred Units and the Series C Preferred Stock are substantially similar;

WHEREAS, through the date hereof, the General Partner has issued and sold 3,535,700 shares of Series C Preferred Stock, and, in connection therewith, the General Partner, pursuant to Section 4.02(b) of the Partnership Agreement, has contributed the net proceeds from the sales to the Partnership in exchange for, and has caused the Partnership to issue to the General Partner, 3,535,700 Series C Preferred Units;

WHEREAS, the General Partner has authorized the issuance and sale from time to time of up to $200,000,000 in aggregate offering price of additional shares of Series A Preferred Stock in an at-the-market offering, and, in connection therewith, the General Partner, pursuant to Section 4.02(b) of the Partnership Agreement, will, upon the issuance and sale of any shares of Series A Preferred Stock in such offering, contribute the net proceeds from the sales to the Partnership in exchange for, and will cause the Partnership to issue to the General Partner, a number of Series A Preferred Units equal to the number of shares of Series A Preferred Stock actually issued in such offering from time to time;

WHEREAS, the General Partner has authorized the issuance and sale from time to time of up to $200,000,000 in aggregate offering price of additional shares of Series C Preferred Stock in an at-the-market offering, and, in connection therewith, the General Partner, pursuant to Section 4.02(b) of the Partnership Agreement, will, upon the issuance and sale of any shares of Series C Preferred Stock in such offering, contribute the net proceeds from the sales to the Partnership in exchange for, and will cause the Partnership to issue to the General Partner, a number of Series C Preferred Units equal to the number of shares of Series C Preferred Stock actually issued in such offering from time to time;

WHEREAS, in order to conduct these at-the-market offerings, the General Partner has filed Articles Supplementary with the State Department of Assessments and Taxation of Maryland (i) classifying and designating 7,856,000 authorized but unissued shares of preferred stock, $0.01 par value per share, as additional shares of Series A Preferred Stock, and (ii) classifying and designating 4,000,000 authorized but unissued shares of preferred stock, $0.01 par value per share, as additional shares of Series C Preferred Stock;

WHEREAS, pursuant to the authority granted to the General Partner pursuant to Section 4.02(a) and Article 11 of the Partnership Agreement, and as authorized by resolutions adopted by the Board of Directors of the General Partner on January 8, 2021, the General Partner desires to amend the Partnership Agreement to increase the number of Series A Preferred Units and Series C Preferred Units authorized for issuance and to issue additional Series A Preferred Units and Series C Preferred Units to the General Partner.

NOW, THEREFORE, in consideration of good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the General Partner hereby amends the Partnership Agreement as follows:

Annex A to the Partnership Agreement is hereby amended by deleting Section 1 thereof and replacing such Section with the following new Section 1:

“1.      Designation and Number. A series of Preferred Units (as defined below) of American Finance Operating Partnership, L.P., a Delaware limited partnership (the “Partnership”), designated the “7.50% Series A Cumulative Redeemable Perpetual Preferred Units” (the “Series A Preferred Units”), is hereby established. The number of authorized Series A Preferred Units shall be 12,796,000.”

Annex B to the Partnership Agreement is hereby amended by deleting Section 1 thereof and replacing such Section with the following new Section 1:

“1.      Designation and Number. A series of Preferred Units (as defined below) of American Finance Operating Partnership, L.P., a Delaware limited partnership (the “Partnership”), designated the “7.375% Series C Cumulative Redeemable Perpetual Preferred Units” (the “Series C Preferred Units”), is hereby established. The number of authorized Series C Preferred Units shall be 11,536,000.”

Except as modified herein, all terms and conditions of the Partnership Agreement shall remain in full force and effect, which terms and conditions the General Partner hereby ratifies and confirms.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first set forth above.

GENERAL PARTNER:

AMERICAN FINANCE TRUST, INC.

By:	/s/ Edward M. Weil, Jr.
Name: Edward M. Weil, Jr. Title: Chief Executive Officer and President

[Signature Page to Seventh Amendment to Second Amended and Restated Agreement of Limited Partnership]